Exhibit 99.1
SEPARATION AGREEMENT AND RELEASE
     This Separation of Employment and Release Agreement (“Agreement”) is made by and between KyuHyun Kim (“Executive”) and Amkor Technology Korea, Inc. (“Company”), which Company is an indirect wholly owned subsidiary of Amkor Technology, Inc., a Delaware Corporation (“Parent”), (jointly referred to as the “Parties”):
RECITALS
     WHEREAS, Executive has served on the Company’s Board of Directors as a registered director of the Company;
     WHEREAS, the Company and Executive have agreed that Executive’s service with the Company is being terminated effective on October 8, 2009 (the “Separation Date”);
     WHEREAS, the Executive and the Company desire to settle fully and finally all matters between them to date, including, but in no way limited to, any issues that might arise out of the Executive’s service with or his resignation from the Company;
     NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:
COVENANTS
1. Resignation. The Executive ceased to be Company’s President and as of the Separation Date, and ceased all other positions and associations of any kind with the Company, Parent and their subsidiaries and affiliates. Additionally, effective on the Separation Date, the Executive resigned his membership on the Board of Directors (and all board of director committees) of the Company and its subsidiaries and affiliates.
2. Consideration. The Company agrees to pay Executive a lump sum of KRW 3,167,222,223.00, less applicable tax withholdings. This payment consists of KRW 2,687,222,223 payable under the Company’s Severance Plan and KRW 480,000,000 (12 months base salary). This payment will be made to Executive on October 8, 2009. Further, Executive agrees that he shall be solely responsible for filing his tax returns and paying any applicable taxes to the local tax authorities.
3. Stock. As of the Separation Date, Executive has 230,000 vested and outstanding stock options (“Option”). Options must be exercised within a specified period of time following the Separation Date, as set forth in the closing statement in Exhibit A hereto. Options not exercised by the specified date are forfeit.
4. Benefits. Executive’s participation in all benefits and incidents of service (including, but not limited to, the accrual of vacation and paid time off, use of Company car, and club memberships) ceased on the Separation Date.
5. Payment of Salary. Executive acknowledges and represents that Executive has been paid all salary, wages, accrued vacation, paid time off, bonuses, commissions, and any and all other benefits and compensation due to Executive from Company, Parent and any of their affiliates.
6. Release of Claims. Executive agrees that the foregoing Consideration represents settlement in full of all outstanding obligations owed to Executive by the Company, Parent and their respective current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns (the “Releasees”). Executive, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company, Parent and the other Releasees from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess arising from any cause, matter, omissions, acts or facts whatsoever including, without limitation:
          (a) any and all claims relating to or arising from Executive’s service with the Company, Executive’s service as a director of the Company, or the resignation of that service;
          (b) any and all claims under the law of any jurisdiction, including, but not limited to, wrongful termination of service; constructive termination from service; termination of the service in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;
          (c) any and all claims arising out of any constitution, laws and regulations including, without limitation, any such constitution, laws or regulations relating to service;
          (d) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and
          (e) any and all claims for attorneys’ fees and costs.
     The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.
7. Confidential Information. Executive recognizes that due to his service, Executive has had access to non-public proprietary information, confidential information and trade secrets. Consequently, at all times after the Separation Date Executive will not, without the prior express written consent of the Company, use for himself or for others or directly or indirectly divulge, disclose or make available or accessible any Confidential Information (as defined below) to any person, firm, partnership, corporation, trust or any other entity or third party (other than when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency, or any recognized subpoena power). For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Company, Parent, or any of their affiliates, including, without limitation, the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, data gathering methods and/or strategies of the Company, Parent, or any of their affiliates. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of the Executive’s breach of any portion of this Section 5). Executive will use particular care to ensure that such Confidential Information does not become known to those who are engaged in activities competitive with those of the Company, Parent, or any of their affiliates. In addition, Executive represents, warrants and agrees that he is in compliance with the Parent’s Code of Business Conduct.
8. Non-Competition. The Executive acknowledges and recognizes the highly competitive nature of the business of Company, the valuable confidential business information in such Executive’s possession and the customer goodwill associated with the ongoing business practice of Company, and accordingly agrees as follows:
          (a) During the period from the Separation Date through and including December 31, 2010, the Executive will not directly or indirectly, in or with respect to any country in which the Company, Parent or any of their affiliates is then conducting business, (i) engage in any business for the Executive’s own account that competes with the business of Company, (ii) enter the employ of, or render any services to, any person engaged in any business that competes with the business of Company, Parent or any of their affiliates, (iii) acquire a financial interest in, or otherwise become actively involved with, any person engaged in any business that competes with the business of Company, Parent or any of their affiliates, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant, (iv) interfere with business relationships (whether formed before or after the date of this Agreement) between the Company, Parent or any of their affiliates and their “Customers”(as defined below) or suppliers, (v) solicit or encourage any supplier or Customer of Company, Parent or any of their affiliates to cease to do business with such Company, Parent or any of their affiliates, or (vi) assist or encourage any other person in carrying out any of the foregoing. As used in this Agreement, “Customer” means any persons, businesses and/or governments either currently doing business with Company, Parent or any of their affiliates at the time of the solicitation or with which Company, Parent or any of their affiliates did business during the twelve (12) months immediately prior to Executive’s resignation from Company. Executive represents and warrants that the restrictions contained in this Section 8(a) would not be unduly burdensome to the Executive and that his agreement to abide by them is made in order to receive the Consideration specified in this Agreement; and
          (b) Notwithstanding anything to the contrary in this Agreement, the Executive may directly or indirectly own, solely as a passive investment, securities of any entity that competes with or is engaged in a business similar to the business of Company, Parent or any of their affiliates which are publicly traded on a national or regional stock exchange or on the over-the-counter market if the Executive (i) is not a controlling person of, or a member of a group which controls such entity, and (ii) does not, directly or indirectly, own one percent (1%) or more of any class of securities of such entity.

9. Assistance. The Executive agrees to personally provide reasonable assistance and cooperation to the Company and Parent in activities related to the prosecution or defense of any pending or future lawsuits or claims involving the Company. Further, the Executive agrees to fully cooperate with the Company to, among other things, deregister him from the government registrations/permits of the Company including the court’s corporate registry, including but not limited to, allowing the Company to use his seal for preparation of documentation related to such deregistration.
10. No Cooperation. Except as otherwise prohibited by law, Executive agrees that he will not knowingly counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or court order to the Company. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that he cannot provide counsel or assistance.
11. Non-Solicitation. During the period from the Separation Date through and including December 31, 2010, Executive shall not, without the express prior written consent of Company, which may be given or withheld by Company in its sole discretion, directly or indirectly, for himself or on behalf of or in conjunction with any other person, company, partnership, corporation, business, group, or other entity, employ, hire, solicit or encourage any employee or consultant of Company to leave the employment of or cease to perform services for Company.
12. Indemnification. The Executive shall fully indemnify and hold the Company harmless for any liability from any civil or criminal proceeding or litigation arising out of his acts or omissions not endorsed by the Company and shall fully cooperate with the Company and the relevant authorities in any investigation or inquiry in furtherance of such proceeding or litigation.
13. Costs. The Parties shall each bear their own costs, attorneys’ fees and other fees incurred in connection with the preparation of this Agreement.
14. Arbitration; Injunctive Relief. The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Seoul, Korea before the Korean Commercial Arbitration Board under its Arbitration Rules. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys’ fees and costs to the extent permissible under the Arbitration Rules. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law.
This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive’s obligations under this Agreement and any agreements incorporated herein by reference.
Executive acknowledges that a breach by Executive of the obligations set forth in Sections 6, 7, 8, 10 and 11 above will result in irreparable harm, and no adequate remedy at law exists. Such breach will be deemed “material”, entitling the Company to money damages and other appropriate relief including reimbursement of costs, reasonable attorneys’ fees and an injunction to prevent any further breach of this Agreement.
15. Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.
16. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstances, will to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.
17. Entire Agreement. This Agreement and any and all Stock Option Agreements (“Stock Option Agreements”) represent the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s relationship with the Company, Parent and their affiliates, and supersede and replace any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Executive’s relationship with the Company, Parent and their affiliates.
18. No Oral Modification. Any modification or amendment of this Agreement, or additional obligation assumed by either party in connection with this Agreement, shall be effective only if placed in writing and signed by both Parties or their respective authorized representatives.
19. Governing Law. This Agreement shall be governed by the laws of the Republic of Korea, without regard for choice of law provisions.
20. Effective Date. This Agreement is effective on October 8, 2009.
21. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
22. Language. This Agreement is made in the English Language and the Korean language, and the English version shall prevail over the Korean version if there are any discrepancies.
     IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below.

Amkor Technology Korea, Inc.
Dated: October 8, 2009	By	/s/ Jooho Kim

Dated: October 8, 2009	By	/s/KyuHyun Kim
KyuHyun Kim, an individual